Exhibit 99.1

                           CERTIFICATION PURSUANT TO
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ John F. O'Brien
                              John F. O'Brien
                              President and Chief Executive Officer


Dated: August 14, 2002